UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
___________________________________

Date of Report (Date of earliest event reported): April 15, 2020

CVR ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33492	61-1512186
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2277 Plaza Drive, Suite 500
Sugar Land, Texas 77479
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 207-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CVI	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 15, 2020, Jaffrey A. Firestone was appointed to the board of directors (the “Board”) of CVR Energy, Inc. (the “Company”) and also to its Audit Committee (“Audit Committee”) and Environmental, Health and Safety Committee (“EH&S Committee”).

In connection with these appointments, the Board affirmatively determined that Mr. Firestone qualifies as “independent” as defined under Section 10A-3 of, and Rule 10A-3 under, the Securities and Exchange Act of 1934, as amended (“Exchange Act of 1934”) and Section 303A.02 of New York Stock Exchange (the “NYSE”) Listed Company Manual (“Listed Company Manual”), and also as “financially literate” as defined under the applicable rules and regulations of the NYSE and the Securities and Exchange Commission. As of the date of his appointment, there were no transactions involving the Company and Mr. Firestone that are required to be disclosed pursuant to Item 404(a) of Regulation S-K, and no arrangement or understanding exists between Mr. Firestone and any other person pursuant to which he was selected as a director. Mr. Firestone will be entitled to receive compensation for his board and committee service in accordance with the compensation program in place for other non-employee directors, as previously disclosed in our annual proxy statement, prorated for 2020.

Item 8.01. Other Events.

On April 15, 2020, the Company notified the NYSE of its appointment of Mr. Firestone to the Audit Committee and, upon meeting the independence requirements of the Exchange Act of 1934 and Listed Company Manual, the Company regained compliance with the applicable NYSE listing standard.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

The following exhibit is being “furnished” as part of this Current Report on Form 8-K:

Exhibit Number	Exhibit Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2020

CVR Energy, Inc.

By:	/s/ Tracy D. Jackson
Tracy D. Jackson
Executive Vice President and Chief Financial Officer

Entity Central Index Key	0001376139
Amendment Flag	false